Exhibit 10.1

September 1, 2023 Xylemlnc- 301 Water Street, SE Washington DC 20003S PERSONAL AND CONFIDENTIAL To: Patrick Decker TRANSITION SERVICES AGREEMENT This Transition Services Agreement (“Agreement”) confirms the mutual understanding between you and Xylem, Inc. (the “Company”) regarding the transition of services to be performed. Effective December 31, 2023, you will cease serving as the Company’s Chief Executive Officer and will continue to support the Company as Senior Advisor until March 31, 2024 (“Retirement Date”). 1. Transitional Services. Your employment with the Company will end effective March 31, 2024, unless terminated by you voluntarily. The Company agrees that it will not terminate your employment without Cause (as defined in the Xylem Inc. Senior Executive Severance Pay Plan) prior to March 31, 2024. You agree that from January 1, 2024 through the Retirement Date your primary focus will be: (i) transition of leadership with a focus on effective external and internal stakeholder management; (ii) continued support and reasonable engagement for the successful integration and synergy capture associated with the Evoqua acquisition; (iii) reasonable advisory duties as identified by the Chair of the Board of Directors or Chief Executive Officer; and (iv) continued engagement in a positive and active manner with Company personnel, investors, customers, suppliers and representatives. The Company agrees that the manner in which you perform your employment as a Senior Advisor will be in a similar manner to your existing schedule and engagement. In exchange for your execution and compliance with the terms of this Agreement, and your execution, on or within two business days after the Retirement Date, of a General Release of Claims in the form attached as Exhibit A hereto (the “Release”), the Company shall continue to pay your base salary through the Retirement Date, you will continue to be eligible under the Company’s benefit programs and you will be entitled to pro-rata vesting of your then outstanding and unvested long-term incentive awards (for clarity, with pro rata vesting of your awards on March 1, 2025 and March 1, 2026,respectively, based upon your March 31, 2024 retirement date), in the manner to be set forth as an attachment to the Release which will include a statement that you are entitled to pro-rata “retirement vesting” of your awards that will vest in March ‘25 and ‘26, and the amount of shares this impacts (understanding that the “performance” portion of the awards, and therefore the exact amount actually delivered at these dates, will be dependent on achievement of actual performance) consistent with Xylem’s equity plan. In exchange for your execution and compliance with the Release, the Company will provide you with COBRA benefits for a period of 18 months post retirement and allow for you to retain your Company-provided phone, phone number and Ipad. 2. Annual Incentive. You will be paid an annual incentive for the 2023 performance year based on the Company’s performance against financial targets and your individual performance score under the executive Annual Incentive Plan. The actual payout will be based on the Company’s actual performance (weighted 75%) and your individual performance as assessed and recommended by the Board of Directors for the 2023 performance year (weighted 25%) and will be approved by the Leadership Development and Compensation Committee (“LDCC”) in February 2024. Any amounts payable under this annual incentive, as well as any other long-term incentive compensation arrangement, are subject to any policy established by the Company providing for legally required clawback or recovery of amounts that were paid to you. The Company will make any determination for clawback or recovery in accordance with any applicable law or regulation. Payment will be made to you in March 2024 consistent with the timing for all other executives. As a Senior Advisor, you will not be eligible for annual incentive considerations for the 2024 fiscal year.

3. Restrictive Covenants. You agree that for a period of 12 months following the Retirement Date, you will not without Xylem’s prior written consent, (i) solicit, induce, hire or attempt to solicit, induce or hire, any person who is employed as an employee by Xylem or each of its direct and indirect wholly or partially owned subsidiaries and other affiliates worldwide (collectively, “Subsidiaries”) (Xylem, collectively with the Subsidiaries (the “Xylem Entities”), to leave his, her or their employment with the Xylem Entities and/or to perform services of any kind for any other person, firm or corporation, (ii) divert or take away, or call-on, solicit or attempt to call-on or solicit, any of the Xylem Entities’ current customers, suppliers or clients, including those whom you called or who you solicited, or with whom you became acquainted while engaged as an employee of the Xylem Entities, and (iii) engage in, become affiliated with, or become employed by any business competitive with the Xylem Entities. For purposes of clarity and the avoidance of doubt, with respect to clause (iii) above, you are specifically permitted to engage with entities that are in the same or a similar business with the Xylem Entities as long as you do not receive monetary compensation in exchange for such engagement, and the activities performed or to be performed by you are engaged in solely for purposes of civic/community/social improvement or advancement. You further agree that you will not disparage or encourage or induce others to disparage the Company. For the purpose of this Agreement, “disparage” includes making comments or statements on social media or the internet, or to any person or entity including the press and/or media, investors, current or former employees, board members, business partners or customers of the Company or any entity with whom the Company has a business relationship, that would adversely affect in any manner (a) the conduct of the business of the Company (including any business plans or prospects) or (b) the reputation of the Company. A breach of this provision will be deemed to be a material breach of this Agreement. Nothing in this Agreement prohibits you from providing truthful information as required by law, including in a legal proceeding or a government investigation. The Company, including on behalf of its Subsidiaries, its corporate officers, and members of the Board of Directors, agrees not to slander, defame, disparage (as defined above) or otherwise injure your reputation. You agree to keep confidential and not disclose, without Xylem’s prior written consent, any proprietary information concerning matters relating to the business or strategy of the Xylem Entities, including trade secrets and other intellectual property, products, services, methods of manufacture, pricing or business models. You acknowledge that money damages would not be a sufficient remedy for any breach by you of the covenants set forth herein. You accordingly consent that the Company may apply to a court of competent jurisdiction to enter an order finding that the Company has been irreparably harmed as a result of any such breach and granting injunctive relief without proof of actual damages as a remedy for any such breach, and you further waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedies shall not be deemed to be the exclusive remedies for your breach of this section but shall be in addition to all other remedies available at law or equity to the Company. 4. Governing Law. This Agreement shall be construed and in accordance with the laws of the state of Indiana.

You have a right to consult with an attorney regarding this Agreement. To accept this Agreement, please sign and date this Agreement by September 1, 2023. Sincerely, Xylem, Inc. By: /s/ Xylem, Inc. au_<___:_ (Signature) Name: Claudia Toussaint Title: SVP, Chief People and Sustainability Officer My agreement with the terms and conditions of this Agreement is signified by my signature below. Furthermore, I acknowledge that I have read and understand this Agreement, that I have a right to consult with an attorney regarding this Agreement, and that I sign this knowingly and voluntarily. Signed Patrick Decker Dated:

Exhibit A—General Release This General Release (“Release”) is made and entered into by and between Xylem Inc. (“Xylem” or the “Company”) and Employee (referred to herein in the first person). Capitalized terms herein are defined as specified in the Transition Services Agreement entered into between Xylem and me are incorporated by reference. In consideration of the mutual promises contained herein, it is agreed as follows: 1. I will be employed with Xylem through the Retirement Date as set forth in the Transition Services Agreement. 2. I agree to the following: a)I am not eligible and will not receive any compensation, fringe benefits, employee benefits, pay in lieu of notice, or severance or termination pay except as provided in the Transition Services Agreement. I agree and acknowledge that the payments and benefits set forth in the Transition Services Agreement (including but not limited to equity vesting) constitute good and sufficient consideration for all of my promises, obligations and covenants set forth in the Transition Services Agreement and in this Release. b)On behalf of myself and my heirs, executors, administrators, personal and legal representatives, successors and assigns, I waive, release and forever discharge Xylem, its current and former subsidiaries, affiliates, divisions and related entities and their predecessors, successors and assigns, and all of their past and present officers, directors, shareholders, agents, representatives, administrators, employees, insurers, attorneys, and benefit plans (collectively “Releasees”) from any and all claims, demands, debts, liabilities, obligations, expenses (including attorney’s fees and costs), promises, covenants, controversies, grievances, claims, suits, actions or causes of action, in law or in equity, known or unknown to me, foreseen or unforeseen, contingent or not contingent, liquidated or not liquidated, which I may have had in the past, may have now, or may in the future claim to have against Releasees, arising with respect to any incident, event, act or omission occurring at any time prior to my signing of this Release. This Release shall not operate as a release or waiver of claims or rights that may arise after the date of its execution, for vested benefits or other applicable benefit plan entitlements, for indemnification pursuant to Company policy or applicable law, for coverage under any directors’ and officers’ liability or any fiduciary liability insurance policies in accordance with the terms of such policy, or any rights I may have as a shareholder in a public company (collectively, the “Reserved Rights”) and this Release shall not affect my right to seek enforcement of the terms and conditions of the Transition Services Agreement, (including the equity vesting attachment to this Release), this Release or the Reserved Rights. c) This Release specifically includes, but is not limited to, any and all claims and causes of action arising under tort or contract law, other common law claims, including without limitation wrongful discharge claims, and claims under specific statutes prohibiting discrimination based on sex, color, race, national origin, religion, disability, veteran status, age, gender identity, sexual orientation, marital status, genetic information, citizenship status or other protected characteristics including without limitation, the Americans With Disabilities Act, the Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Civil Rights Acts of 1866 and 1871, the Equal Pay Act, Fair Labor Standards Act of 1938, the Worker Adjustment and Retraining Notification Act of 1988, the Employee Retirement Income Security Act of 1974, the Family Medical Leave Act of 1993; (all as amended); or any other federal, state, city, or local laws. This Release specifically includes but is not limited to all claims and causes of action under these laws and any contractual or tort claims arising under common law, including but not limited to wrongful discharge. d) In consideration of the benefits provided to me under the Transition Services Agreement and this Release, I agree to waive, and will not assert any of the claims or causes of action I have waived in this Release, before any federal or state court, any federal or state agency, or in any public or private arbitration. This prohibition does not apply if it would be a violation of applicable law or regulation. If this prohibition does not apply, however, and a charge or lawsuit is filed by or on behalf of me, I agree not to seek or accept any personal relief, award, monetary damages or other benefits in connection with or based on such charge or lawsuit. This paragraph is not intended to limit my right to commence and maintain legal action for the sole purpose of enforcing the Transition Services Agreement, this Release or the Reserved Rights. e)I also agree to waive, release and forever discharge the Releasees from any and all claims, causes of action and/or lawsuits that may arise from any incident, event, act or omission occurring prior to my Retirement Date, as defined in the Transition Services Agreement, except for the purpose of enforcing the Transition Services Agreement, this Release or the Reserved Rights. 3. Long-Term Incentives: Outstanding long-term incentive equity-based awards from the Company are set forth in Exhibit A attached hereto. Upon and following the Retirement Date, each such award will be treated in accordance with the terms of applicable grant agreements (including any such applicable terms requiring execution of this Release) with respect to my retirement, including pro-rata vesting. 4. Except as may be required under applicable law or the rules of a stock exchange or national securities quotation system, I agree to keep the Transition Services Agreement and this Release confidential and not disclose their contents to anyone except my immediate family, my financial or legal consultants, and appropriate governmental agencies that may subpoena this information. If I receive a subpoena that calls for the production of this Release, the Transition Services Agreement or related documents, I will advise Xylem in writing before I respond to any subpoena, and give Xylem an opportunity to move to quash any such subpoena. 5. I agree that I will not disparage or encourage or induce others to disparage the Company. For the purpose of this Agreement, “disparage” includes making comments or statements on social media or the internet, or to any person or entity including the press and/or media, investors, current or former employees, board members, business partners or customers of the Company or any entity with whom the Company has a business relationship, that would adversely affect in any manner (a) the conduct of the business of the Company (including any business plans or prospects) or (b) the reputation of the Company. A breach of this provision will be deemed to be a material breach of this Release and Agreement. Nothing in this Release prohibits me from providing truthful information as required by law, including in a legal proceeding or a government investigation. The Company, including on behalf of its Subsidiaries, its corporate officers, and members of the Board of Directors, agrees not to slander, defame, disparage (as defined above) or otherwise injure my reputation. Additionally, I agree that any restrictive covenants that I agreed to with respect to my employment with Xylem, including but not limited to obligations with respect to confidentiality, and non-solicitation, will remain in effect for twelve (12) months from my Retirement Date for Xylem and/or the businesses specified in any such restrictive covenants. 6. Xylem agrees to the following: a)Xylem waives, releases and forever discharges me and my heirs (collectively “Decker Releasees”) from any and all claims, demands, debts, liabilities, obligations, expenses (including attorney’s fees and costs), promises, covenants, controversies, grievances, claims, suits, actions or causes of action, in law or in equity, known or unknown, foreseen or unforeseen, contingent or not contingent, liquidated or not liquidated, which they or any of them may have had in the past, may have now, or may in the future claim to have against any Decker Releasees arising out of, in relation to or with respect to any incident, event, act or omission occurring at any time prior to the signing of this Release. The release in this paragraph 6(a) shall not operate as a release or waiver of claims or rights that may arise after the date of the execution of this Release or any rights under the restrictive covenants, agreements and plans described in paragraph 5 (collectively, the “Xylem Reserved Rights”) and the release in this paragraph 6(a) shall not affect Xylem’s right to seek enforcement of the terms and conditions of the Transition Services Agreement, this Release and/or the Xylem Reserved Rights. b) From and after the date of this Release, Xylem Inc. agrees, and agrees to cause each of its direct and indirect wholly or partially owned subsidiaries and other affiliates worldwide (collectively, “Subsidiaries”), to jointly and severally indemnify and hold harmless Employee in respect of his service as an officer and/or director of Xylem Inc. and any of its Subsidiaries to the same extent Employee is indemnified by Xylem Inc. or its Subsidiaries as of the date hereof pursuant to the governing documents of Xylem Inc. or its Subsidiaries or any agreement between Xylem Inc. or its Subsidiaries and Employee, for acts or omissions occurring at or prior to the date of this Release. c)Xylem, including on behalf of its Subsidiaries, its corporate officers and members of the Board of Directors, agrees not to slander, defame, disparage or otherwise injure my reputation. 7.I acknowledge: (i) I have been advised in writing to consult with an attorney of my own choice regarding this Release and have had an opportunity to do so; (ii) I have been advised in writing I have 21 calendar days from my receipt of this Release to review and consider it; (iii) I fully understand the terms and conditions of this Release; (iv) I am voluntarily and of my own free will executing this Release on the date reflected below and I was not subjected to any duress or undue influence in connection with my decision to execute it; and (v) during a period of 7 calendar days following my execution of this Release, I may revoke such execution and this Release shall not be effective or enforceable until such 7 calendar-day period has expired. Should I desire to revoke this Release, my revocation must be made in writing and sent to the attention ofClaudia Toussaint, SVP, Chief People and Sustainability Officer, via email to Claudia.toussaint@xylem.com within the 7 calendar-day revocation period. 8. This Release contains the entire agreement between me, Xylem, and all Releasees relating to the subject matter thereof. I represent and acknowledge in signing this Release, I have not relied upon any representation or statement, oral or written, not otherwise set forth herein. No amendment to this Release shall be binding unless it is in writing, expressly designated as an amendment, dated, and signed by the parties. 9. Nothing in this Release constitutes an admission of liability by Xylem or any Releasees or me, and this Release will not be used by me, Xylem or any other entity or person as evidence in any administrative or legal proceeding or trial, except to enforce the terms of this Release and/or the Reserved Rights. 10. This Release shall be construed in accordance with the laws of the State of Indiana. Should any provision of this Release be determined invalid or unenforceable, the validity of the remaining provisions shall not be affected and shall remain in full force and effect to the maximum extent permitted by law. Any claim or dispute involving the Release shall be resolved in Indiana state courts or federal courts, both located in Marion County, Indiana. The parties mutually agree to waive a jury trial in any such proceeding. 11.The Release may be assigned to the successors and assigns of Xylem Inc. 12.I have carefully read this Release, fully understand its provisions, and my signature below indicates my understanding and agreement with their terms and conditions. A scanned copy of the signed Release must be emailed to Claudia Toussaint at claudia.toussaint@xylem.com EMPLOYEE: Patrick Decker Employee Signature EMPLOYER: Xylem Inc. Date Claudia Toussaint, SVP, Chief People and Sustainability Officer Xylem Inc. 301 Water Street SE, Washington, DC, 20003 Date